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                                                            EXHIBIT 10(x)





LIST OF NAMED EXECUTIVE OFFICERS WITH WHOM
TEKTRONIX HAS A BASIC FORM OF RETENTION INCENTIVE
AGREEMENT IN SUBSTANTIALLY THE FORM ATTACHED



NAMED EXECUTIVE OFFICERS

Carl W. Neun

John P. Karalis



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                                                            EXHIBIT 10(x)


                      RETENTION INCENTIVE AGREEMENT

This Retention Incentive Agreement (the "Agreement") is effective March 16, 1994 between Tektronix, Inc., an Oregon corporation ("Tektronix")
and   [Name]   ("Executive").

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tektronix and Executive agree as follows:

1. Executive is awarded the performance-based restricted stock grant for the number of shares and on the terms and conditions set forth on Exhibit A ("Restricted Stock Grant").

2. In the event that Executive's employment with Tektronix is terminated by Tektronix without Cause (as defined in Section 6.1 of Executive's Executive Severance Agreement dated September 22, 1993 (the "Executive Severance Agreement")) at any time prior to February 2, 1996:

     (A) notwithstanding anything to the contrary in any restricted or bonus stock grants (including the Restricted Stock Grant, but excluding any performance share awards under the Tektronix Long-Term Incentive Compensation Program ("LTIP Awards")) or in any stock option agreements held by Executive on the date of termination: (i) all restricted or bonus stock grants other than LTIP Awards and all stock options held by Executive on the date of termination shall fully vest on the date of termination (whether or not vesting was conditioned on the passage of time or the achievement of performance objectives), and (ii) Executive shall have a period equal to the longer of: (a) two (2) years from the date of termination and (b) the period provided in his grants, to exercise any stock options held by Executive on the date of termination; provided that the period permitted for exercise shall in no event extend beyond the expiration of the related option as originally granted, and

     (B) notwithstanding any length of service requirements in any LTIP Awards, all LTIP Awards shall continue in force after Executive's termination and Executive shall be entitled to benefits under the LTIP Awards in accordance with the actual achievement of the performance objectives as set out in the LTIP Awards, which benefits shall be calculated in the manner and payable at the times specified in the LTIP Awards.

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     (C)  any severance payment which may be due as a result of the termination under section 3.1 of Executive's Executive Severance Agreement, is increased from one (1) to two (2) times Executive's annual base salary in effect immediately prior to the date of termination.

All other terms and conditions of the restricted or bonus stock grants, stock option agreements, the LTIP Awards and the Executive Severance Agreement shall continue to apply.

Executive acknowledges and agrees that the purpose of this Agreement is to provide both for retention of the Executive and to provide flexibility in Tektronix' use of Executive's services. Consequently, Executive agrees that for purposes of this Agreement (including the Restricted Stock Grant), Executive's employment with Tektronix shall not be deemed terminated if Executive is assigned additional or different titles and/or tasks and responsibilities from those currently held or assigned, provided that any changes: (i) leave Executive with management responsibility, consistent with Executive's areas of professional expertise, for a significant functional activity and/or a significant business unit or subsidiary, and (ii) do not require Executive to relocate from the greater Portland, Oregon area. In the event Tektronix terminates Executive's employment because of (a) the death of Executive, or (b) physical disability preventing the Executive from performing regular duties, such termination shall be deemed a termination by Tektronix without Cause for purposes of this Agreement.

3.  For Tektronix' fiscal years 1994 and 1995, Executive's award targets under the Tektronix Annual Performance Improvement Plan
("APIP") shall be based on achievement of a specific set of objectives as set by the Chairman of the Board and Chief Executive Officer of Tektronix ("Chairman and CEO") and approved by the Company's Organization
and Compensation Committee (the "OCC").   The objectives may include
corporate or operating unit performance measures, achievement of the restructuring of Tektronix (including the types of activities set out in the Restricted Stock Grant) or other targets or tasks as set by the Chairman and CEO and approved by the OCC, in their sole discretion.
The objectives for the current fiscal year (1994) shall be set as soon as reasonably possible, shall replace the current award objectives entirely
and shall apply to the entire year.   The objectives for fiscal year 1995
shall be set at the regular time for setting APIP award objectives. Executive's participation in APIP shall otherwise continue to be governed by the terms of the APIP plan as in effect from time to time.

4. Except as expressly stated in this Agreement, nothing in this Agreement is intended to affect Executive's right to participate in the compensation plans or programs of Tektronix to the extent they may apply pursuant to their terms and conditions as in effect from time to
time.   By way of example, if changes are made to the Tektronix Long
Term Incentive Compensation Program ("LTIP")  to modify or

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eliminate performance targets (such as Average Return on Equity), Executive's participation in the plan shall also be adjusted to reflect any such changes applicable to Executive.

5. In consideration of the benefits outlined in this Agreement, Executive agrees to execute and deliver a Release of Claims, in the form attached as Exhibit A to Executive's Executive Severance Agreement
on the date of termination of employment with Tektronix.   Execution and
delivery of the Release of Claims is a condition precedent to Tektronix' obligations under this Agreement.

6.  This Agreement is not a contract of employment.   Except as
expressly stated in this Agreement, nothing in this Agreement grants, modifies or eliminates any rights of Executive or Tektronix pursuant to any other agreements between them. Except as expressly stated in this Agreement, there is no change in the relationship between Tektronix and Executive, with all arrangements continuing to be governed by the terms and conditions in effect on the date of this Agreement, including those of any written employment agreement (or absent such an agreement, to continue on an "at will" basis) and of any applicable plan, including the APIP and LTIP plans, as may be in effect from time to time.

7. This Agreement contains the entire agreement between the parties concerning the subject matter of this Agreement and supersedes any other discussions, agreements, representations or warranties of any kind.

8. This Agreement shall be construed in accordance with and governed by the laws of Oregon. Any dispute or controversy arising under or in connection with this Agreement or the breach thereof, shall be settled exclusively by arbitration in Portland, Oregon in accordance with the Commercial Arbitration Rules of the American Arbitration Association or such comparable rules as may be agreed upon by the parties. Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

9. Any modification of this Agreement shall be effective only if in writing and signed by each party or its duly authorized representative. If for any reason any provision of this Agreement shall be held invalid in whole or in part, such invalidity shall not affect the remainder of this Agreement.

TEKTRONIX, INC.                        EXECUTIVE


By: _________________________          ________________________
    Chairman,                          (Name)
    Organization and Compensation
    Committee

                                      3


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                                                            EXHIBIT 10(x)


                     RETENTION INCENTIVE AGREEMENT

This Retention Incentive Agreement (the "Agreement") is effective March 16, 1994 between Tektronix, Inc., an Oregon corporation ("Tektronix") and Jerome J. Meyer ("Executive").

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tektronix and Executive agree as follows:

1. Executive is awarded the performance-based restricted stock grant for the number of shares and on the terms and conditions set forth on Exhibit A ("Restricted Stock Grant").

2. In the event that Executive's employment with Tektronix is terminated by Tektronix without Cause (as defined in Section 5.1 of Executive's Executive Severance Agreement dated October 23, 1992 (the "Executive Severance Agreement")) at any time prior to February 2, 1996:

     (A) notwithstanding anything to the contrary in any restricted or bonus stock grants (including the Restricted Stock Grant, but excluding any performance share awards under the Tektronix Long-Term Incentive Compensation Program ("LTIP Awards")) or in any stock option agreements held by Executive on the date of termination: (i) all restricted or bonus stock grants other than LTIP Awards and all stock options held by Executive on the date of termination shall fully vest on the date of termination (whether or not vesting was conditioned on the passage of time or the achievement of performance objectives), and (ii) Executive shall have a period equal to the longer of: (a) two (2) years from the date of termination and (b) the period provided in his grants, to exercise any stock options held by Executive on the date of termination; provided that the period permitted for exercise shall in no event extend beyond the expiration of the related option as originally granted, and

     (B) notwithstanding any length of service requirements in any LTIP Awards, all LTIP Awards shall continue in force after Executive's termination and Executive shall be entitled to benefits under the LTIP Awards in accordance with the actual achievement of the performance objectives as set out in the LTIP Awards, which benefits shall be calculated in the manner and payable at the times specified in the LTIP Awards.

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All other terms and conditions of the restricted or bonus stock grants, stock option agreements, the LTIP Awards and the Executive Severance Agreement shall continue to apply.

In the event Tektronix terminates Executive's employment because of (a) the death of Executive, or (b) physical disability preventing the Executive from performing regular duties, such termination shall be deemed a termination by Tektronix without Cause for purposes of this Agreement.

3. For Tektronix' fiscal years 1994 and 1995, Executive's award targets under the Tektronix Annual Performance Improvement Plan ("APIP") shall be based on achievement of a specific set of objectives as set by the
Company's Organization and Compensation Committee (the "OCC").   The
objectives may include corporate or operating unit performance measures, achievement of the restructuring of Tektronix (including the types of activities set out in the Restricted Stock Grant) or other targets or
tasks as set by the OCC, in their sole discretion.    The objectives for
the current fiscal year (1994) shall be set as soon as reasonably possible, shall replace the current award objectives entirely and shall
apply to the entire year.   The objectives for fiscal year 1995 shall be
set at the regular time for setting APIP award objectives.
Executive's participation in APIP shall otherwise continue to be governed by the terms of the APIP plan as in effect from time to time.

4. Except as expressly stated in this Agreement, nothing in this Agreement is intended to affect Executive's right to participate in the compensation plans or programs of Tektronix to the extent they may apply pursuant to their terms and conditions as in effect from time to time. By way of example, if changes are made to the Tektronix Long Term Incentive Compensation Program ("LTIP") to modify or eliminate performance targets (such as Average Return on Equity), Executive's participation in the plan shall also be adjusted to reflect any such changes applicable to Executive.

5. In consideration of the benefits outlined in this Agreement, Executive agrees to execute and deliver a Release of Claims, in the form attached as Exhibit B to this Agreement, on the date of termination of
employment with Tektronix.   Execution and delivery of the Release of
Claims is a condition precedent to Tektronix' obligations under this Agreement.

6.  This Agreement is not a contract of employment.   Except as
expressly stated in this Agreement, nothing in this Agreement grants, modifies or eliminates any rights of Executive or Tektronix pursuant to any other agreements between them. Except as expressly stated in this Agreement, there is no change in the relationship between Tektronix and Executive, with all arrangements continuing to be governed by the terms and conditions in effect on the date of this Agreement, including those of any written employment agreement (or absent such an agreement, to continue on

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an "at will" basis) and of any applicable plan, including
the APIP and LTIP plans, as may be in effect from time to time.

7. This Agreement contains the entire agreement between the parties concerning the subject matter of this Agreement and supersedes any other discussions, agreements, representations or warranties of any kind.

8. This Agreement shall be construed in accordance with and governed by the laws of Oregon. Any dispute or controversy arising under or in connection with this Agreement or the breach thereof, shall be settled exclusively by arbitration in Portland, Oregon in accordance with the Commercial Arbitration Rules of the American Arbitration Association or such comparable rules as may be agreed upon by the parties. Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

9. Any modification of this Agreement shall be effective only if in writing and signed by each party or its duly authorized representative. If for any reason any provision of this Agreement shall be held invalid in whole or in part, such invalidity shall not affect the remainder of this Agreement.

TEKTRONIX, INC.                         EXECUTIVE


By: /s/ A.V. SMITH                      /s/ J.J. MEYER
    Chairman,                           Jerome J. Meyer
    Organization and Compensation
    Committee
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